Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

Note 17

Subsequent Events:

In January 2021, the loans listed below were further amended such that the maturity date of each instrument were scheduled to be March 31, 2021:

●	$85,737 under an old expired credit facility;

●	$150,000 under the Second Credit Facility;

●	CHF 500,000 (approximately $565,650) under the four convertible promissory notes from January 2019, each of which carried an interest rate of 10% per year;

●	CHF 23,020 (approximately $26,043) under the Convertible Note with MRI, which carried an interest rate of 10% per year;

●	CHF 100,000 (approximately $113,130) under the Convertible loan with a related party, which carried an interest rate of 10% per year, and

●	CHF 600,000 (approximately $678,780) under the Bridge Loan, which carried an interest rate of 10% per year.

On February 2, 2021, the Company completed the closing of its Initial Public Offering of 4,819,277 units at a price of $4.15 per unit. Each unit consisted of one common share and one Warrant. The common shares and Warrants were immediately separable from the units and were issued separately. The common shares and Warrants began trading on the Nasdaq Capital Market on January 29, 2021 under the symbols “NLSP” and “NLSPW,” respectively. The Company received net proceeds of $17 million, after deducting underwriting discounts and commissions and other estimated offering expenses. The Warrants are exercisable immediately, expire five years from the date of issuance and have an exercise price of $4.15 per share. In addition, the Company granted the underwriters a 45-day option to purchase up to an additional 722,891 common shares and/or Warrants to purchase 722,891 common shares, of which the underwriters exercised the option to purchase warrants to purchase up to 722,891 shares of common shares. These Warrants were issued in the Company’s Initial Public Offering and therefore have the same exercise price of $4.15 per share.

In February 2021, the Company repaid all of its various loans and notes, including accrued interest, in full.

In addition, on March 10, 2021, the Company entered into a License Agreement with Novartis Pharma AG (“Novartis”), whereby the Company obtained, on an exclusive basis in the U.S., all of the available data referred to and included in the original NDA for Sanorex® (mazindol) submitted to the FDA in February 1972. The agreement encompasses all preclinical and clinical studies, data used for manufacturing including stability and other chemistry manufacturing and controls data, formulation data and know-how for all products containing mazindol as an active substance, and all post-marketing clinical studies and periodic safety reports from 1973 onwards. Under the Agreement, the Company has obtained the same rights on a non-exclusive basis in all territories outside of the U.S. except for Japan, with the right to cross-reference the Sanorex NDA with non-U.S. regulatory agencies in the licensed territories. The Agreement includes the right to sublicense or assign the license to third parties, subject to such third parties meeting certain obligations. As consideration for the license, the Company agreed to pay Novartis $250,000 upon the signing of the agreement with milestone payments due as follows: (i) $750,000 payable following the end of a Phase II meeting with the FDA, with the amount to be reduced to $375,000 if toxicology studies must be repeated; (ii) $2 million following the earlier of FDA marketing authorization of Quilience or Nolazol; (iii) 1% of any upfront and milestone payments, if any, from any sublicensees and (iv) $3 million as a one-time payment upon the Company’s product candidate reaching $250 million in cumulative sales.